UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2024

Immunocore Holdings plc
(Exact name of registrant as specified in its Charter)

England and Wales	001-39992	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

92 Park Drive, Milton Park Abingdon, Oxfordshire, United Kingdom	OX14 4RY
(Address of principal executive offices)	(Zip Code)

+44 1235 438600
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing one ordinary share, nominal value £0.002 per share	IMCR	The Nasdaq Stock Market LLC
Ordinary share, nominal value £0.002 per share*	*	The Nasdaq Stock Market LLC

* Not for trading, but only in connection with the listing of the American Depositary Shares on The Nasdaq Stock Market LLC.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On May 29, 2024, Immunocore Holdings plc (the “Company”) issued a press release announcing that its TEBE-AM Phase 2/3 clinical trial has been converted into a Phase 3 registrational clinical trial evaluating KIMMTRAK for previously treated advanced cutaneous melanoma, following recent consultation with the U.S. Food and Drug Administration. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K (the “Current Report”) and is incorporated by reference herein.

Cautionary Note Regarding Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this Current Report are forward-looking statements, including without limitation, statements regarding the clinical development of KIMMTRAK for previously treated advanced cutaneous melanoma, the conversion of the Company’s Phase 2/3 TEBE-AM clinical trial into a single registrational Phase 3 trial, current and future clinical trial progress and expected timing of regulatory approvals. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words.

Any forward-looking statements are based on management’s current expectations and beliefs of future events and are subject to a number of risks and uncertainties that could cause actual events or results to differ materially and adversely from those set forth in or implied by such forward-looking statements, many of which are beyond the Company’s control. These risks and uncertainties include, but are not limited to, the Company’s ability to conduct ongoing and planned clinical trials; the Company’s ability to obtain and maintain regulatory approval of its product candidates, including expanded indications of KIMMTRAK; the delay of any current or planned clinical trials, whether due to patient enrollment delays or otherwise; the Company’s ability to successfully demonstrate the safety and efficacy of its product candidates and gain approval of its product candidates on a timely basis, if at all; competition with respect to market opportunities; unexpected safety or efficacy data observed during preclinical studies or clinical trials; and actions of regulatory agencies, which may affect the initiation, timing and progress of clinical trials or future regulatory approval. These and other risks and uncertainties are described in greater detail in the section titled "Risk Factors" in the Company’s filings with the Securities and Exchange Commission, including the Company’s most recent Annual Report on Form 10-K for the year ended December 31, 2023 filed with the Securities and Exchange Commission on February 28, 2024, as well as discussions of potential risks, uncertainties, and other important factors in the Company’s subsequent filings with the Securities and Exchange Commission. While the Company may elect to update such forward-looking statements at some point in the future, the Company disclaims any obligation to do so, even if subsequent events cause our views to change, except as required under applicable law. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this Current Report.

Item 9.01.	Financial Statements and Exhibits

Exhibit No.	Description
99.1	Press Release dated May 29, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMUNOCORE HOLDINGS PLC

Dated: May 30, 2024	By:	/s/ Bahija Jallal, Ph.D.
		Name:	Bahija Jallal, Ph.D.
		Title:	Chief Executive Officer